UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 28, 2002
                                                 -------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Adjustable Rate Mortgages Trust 2002-2, Mortgage Pass-Through Certificates, Series 2002-2)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                  333-75724                06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                 10019
--------------------------------------------------------------------------------
   (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as exhibits are certain Computational Materials and Collateral Term Sheets (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by UBS Warburg LLC, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------                                  -----------

      99.1 Computational Materials prepared by UBS Warburg LLC in connection with MASTR Adjustable Rate
                                             Mortgages Trust 2002-2, Mortgage
                                             Pass-Through Certificates,
                                             Series 2002-2

      99.2 Computational Materials prepared by UBS Warburg LLC in connection with MASTR Adjustable Rate
                                             Mortgages Trust 2002-2, Mortgage
                                             Pass-Through Certificates,
                                             Series 2002-2

      99.3 Collateral Term Sheets prepared by UBS Warburg LLC in connection with MASTR Adjustable Rate Mortgages Trust 2002-2, Mortgage Pass-Through Certificates, Series 2002-2

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                     TRANSACTIONS, INC.


May 29, 2002

                                   By: /s/ Craig Eckes
                                       -----------------------------------
                                       Name: Craig Eckes
                                       Title:  Director

                                   By: /s/ Eric Daouphars
                                       -----------------------------------
                                       Name: Eric Daouphars
                                       Title: Director

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

99.1                      Computational Materials                       E
                          prepared by UBS Warburg LLC
                          in connection with MASTR
                          Adjustable Rate Mortgages
                          Trust 2002-2, Mortgage
                          Pass-Through Certificates,
                          Series 2002-2

99.2                      Computational Materials                       P
                          prepared by UBS Warburg LLC
                          in connection with MASTR
                          Adjustable Rate Mortgages
                          Trust 2002-2, Mortgage
                          Pass-Through Certificates,
                          Series 2002-2

99.3                      Collateral Term Sheets                        E
                          prepared by UBS Warburg LLC
                          in connection with MASTR
                          Adjustable Rate Mortgages
                          Trust 2002-2, Mortgage
                          Pass-Through Certificates,
                          Series 2002-2